Exhibit 10.6

AMENDMENT TO MASTER LEASE AGREEMENT

THIS AMENDMENT TO MASTER LEASE AGREEMENT (this “Amendment”) is made and entered into effective as of May 2, 2017 (the “Effective Date”), by and among certain Affiliates of MPT OPERATING PARTNERSHIP, L.P., as further described on the signature pages hereto (collectively, jointly and severally, “Lessor”), and certain Affiliates of STEWARD HEALTH CARE SYSTEM LLC, a Delaware limited liability company (“Steward”), as further described on the signature pages hereto (collectively, jointly and severally, “Lessee”).

W I T N E S S E T H:

WHEREAS, Lessor and Lessee are parties to that certain Master Lease Agreement, dated as of October 3, 2016, as amended by that certain Amendment to Master Lease Agreement, dated as of December 31, 2016 and by that certain Joinder and Amendment to Master Lease Agreement, dated as of May 1, 2017 (the “Master Lease”), pursuant to which Lessor leases to Lessee certain real property and improvements (including improvements consisting of multiple healthcare facilities), as more particularly described in the Master Lease; and

WHEREAS, the parties desire to amend and modify the Master Lease as hereinafter provided.

NOW, THEREFORE, in consideration of mutual covenants, conditions and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

1.    Capitalized Terms. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed thereto in the Master Lease.

2.    Amendment to Schedule 9.3. Notwithstanding any provisions of the Master Lease to the contrary, effective immediately, the parties amend the Master Lease to delete Schedule 9.3 in its entirety and to replace it with a new “Schedule 9.3” in the form attached as Schedule 9.3 to this Amendment.

3.    Representations and Warranties. Each of the parties to this Amendment hereby represent and warrant to the other parties to this Amendment that (a) the execution and delivery of this Amendment and the obligations created hereby have been duly authorized by all necessary proceedings on its part, (b) it has full legal right, power and authority to enter into this Amendment and to incur the obligations provided for herein, (c) this Amendment constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and similar laws affecting the enforcement of creditor’s rights or contractual obligations generally and, as to enforcement, to general principles of equity, regardless of whether applied in a proceeding at law or in equity; and (d) no approval or consent of any foreign, federal, state, county, local or other governmental or regulatory body, and no approval or consent of any other person is required in connection with its execution and delivery of this Amendment or its consummation and performance of the transactions contemplated hereby.

4.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

5.    Ratification. Except as expressly amended hereby, the parties hereby confirm and ratify the Master Lease in all respects.

6.    Necessary Action. Each party shall perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Amendment.

7.    Joint Drafting. The parties hereto and their respective counsel have participated in the drafting and redrafting of this Amendment and the general rules of construction which would construe any provisions of this Amendment in favor of or to the advantage of one party as opposed to the other as a result of one party drafting this Amendment as opposed to the other or in resolving any conflict or ambiguity in favor of one party as opposed to the other on the basis of which party drafted this Amendment are hereby expressly waived by all parties to this Amendment.

8.    Governing Law. This Amendment shall be governed by and construed in accordance with the terms set forth in Section 40.12 of the Master Lease.

9.    Entire Agreement; Modification. This Amendment, including the exhibits attached hereto, and other written agreements executed and delivered in connection herewith by the parties, shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment, unless the severance of such provision would be in opposition to the parties’ intent with respect to such provision.

10.    Counterparts. This Amendment may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together shall constitute one and the same instrument.

[Intentionally left blank.]

[Signatures appear on the following pages.]

2

IN WITNESS WHEREOF, the parties hereto have executed or caused their duly authorized representatives to execute this Amendment effective as of the Effective Date.

LESSOR:

MPT OF BRIGHTON-STEWARD, LLC
MPT OF BROCKTON-STEWARD, LLC
MPT OF EASTON-STEWARD, LLC
MPT OF FALL RIVER-STEWARD, LLC
MPT OF HILLSIDE-STEWARD, LLC
MPT OF MELBOURNE-STEWARD, LLC
MPT OF METHUEN-STEWARD, LLC
MPT OF ROCKLEDGE-STEWARD, LLC
MPT OF SEBASTIAN-STEWARD, LLC
MPT OF SHARON-STEWARD, LLC
MPT OF TAUNTON-STEWARD, LLC
MPT OF WARREN-STEWARD, LLC
MPT OF YOUNGSTOWN-STEWARD, LLC

By:	MPT Operating Partnership, L.P.
Its:	Sole Member of each above-referenced entity

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Its:	Executive Vice President and CFO

Signed, sealed and delivered in the presence of the following witnesses:

/s/ Marta Wald
Name Printed	Marta Wald

/s/ Robert Moss
Name Printed	Robert Moss

[Signature page 1 of 2 to Amendment to Master Lease]

STATE OF ALABAMA	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was acknowledged before me this 20 day of July, 2017, by R. Steven Hamner, Executive Vice President and CFO of MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, as the sole member of MPT OF BRIGHTON-STEWARD, LLC, MPT OF BROCKTON-STEWARD, LLC, MPT OF FALL RIVER-STEWARD, LLC, MPT OF METHUEN-STEWARD, LLC, MPT OF TAUNTON-STEWARD, LLC, MPT OF WARREN-STEWARD, MPT OF YOUNGSTOWN-STEWARD, LLC, MPT OF EASTON-STEWARD, LLC, MPT OF SHARON-STEWARD, LLC, MPT OF ROCKLEDGE-STEWARD, LLC, MPT OF MELBOURNE-STEWARD, LLC, MPT OF HILLSIDE-STEWARD, LLC, and MPT OF SEBASTIAN-STEWARD, LLC, each a Delaware limited liability company, on behalf of such limited partnership as the sole member of such limited liability companies.

NOTARIAL SEAL	/s/ Shannon George
Notary Public
My commission expires: 12/01/18

4

LESSEE:

STEWARD HOLY FAMILY HOSPITAL, INC.
MORTON HOSPITAL, A STEWARD FAMILY HOSPITAL, INC.
STEWARD GOOD SAMARITAN MEDICAL CENTER, INC.
STEWARD ST. ANNE’S HOSPITAL CORPORATION
STEWARD ST. ELIZABETH’S MEDICAL CENTER OF BOSTON, INC.
STEWARD HILLSIDE REHABILITATION HOSPITAL, INC.
STEWARD TRUMBULL MEMORIAL HOSPITAL, INC.
STEWARD NORTHSIDE MEDICAL CENTER, INC.
STEWARD MEDICAL GROUP, INC.
SHC YOUNGSTOWN OHIO PSC LLC
STEWARD EASTON HOSPITAL, INC.
STEWARD SHARON REGIONAL HEALTH SYSTEM, INC.
STEWARD SEBASTIAN RIVER MEDICAL CENTER, INC.
BREVARD SHC HOLDINGS LLC
STEWARD ROCKLEDGE HOSPITAL, INC.
STEWARD FLORIDA ASC LLC
STEWARD MELBOURNE HOSPITAL, INC.

By:	/s/ Mark Rich
Name:	Mark Rich
Title:	Treasurer

Signed, sealed and delivered in the presence of the following witnesses:

/s/ Sara Rau
Name Printed	Sara Rau

/s/ Lillie Bernard
Name Printed	Lillie Bernard

[Signature page 2 of 2 to Amendment to Master Lease]

COMMONWEALTH OF MASSACHUSETTS	)
) SS:
COUNTY OF SUFFOLK	)

The foregoing instrument was acknowledged before me this 21 day of July, 2017, by Mark Rich, Treasurer of STEWARD HOLY FAMILY HOSPITAL, INC., MORTON HOSPITAL, A STEWARD FAMILY HOSPITAL, INC., STEWARD GOOD SAMARITAN MEDICAL CENTER, INC., STEWARD ST. ANNE’S HOSPITAL CORPORATION, STEWARD ST. ELIZABETH’S MEDICAL CENTER OF BOSTON, INC., STEWARD TRUMBULL MEMORIAL HOSPITAL, INC., STEWARD HILLSIDE REHABILITATION HOSPITAL, INC., STEWARD NORTHSIDE MEDICAL CENTER, INC., STEWARD SHARON REGIONAL HEALTH SYSTEM, INC., STEWARD EASTON HOSPITAL, INC., STEWARD ROCKLEDGE HOSPITAL, INC., STEWARD MELBOURNE HOSPITAL, INC., and STEWARD SEBASTIAN RIVER MEDICAL CENTER, INC., each a Delaware corporation, STEWARD MEDICAL GROUP, INC., a Massachusetts corporation, SHC YOUNGSTOWN OHIO PSC LLC, BREVARD SHC HOLDINGS LLC, and STEWARD FLORIDA ASC LLC, each a Delaware limited liability company, on behalf of the said corporations and limited liability companies.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 21 day of July, 2017.

NOTARIAL SEAL	/s/ Lillie A. Bernard
Notary Public
My commission expires: 06/13/19

Schedule 9.3

Security Deposit

The “Allocated Deposit” for each of the Properties are as follows:

Property	Allocated Deposit
Good Samaritan	$1,668,627.32
Holy Family (Hospital)	$2,196,455.58
Morton	$1,498,360.82
St. Anne’s	$1,634,573.90
St. Elizabeth	$3,218,058.64
Easton Property	$1,037,907.90
Hillside Property	$351,631.64
Northside Medical Property	$166,472.96
Sebastian Property	$1,029,414.38
Sharon Property	$312,561.46
Trumbull Property	$1,048,100.10
Wuesthoff Melbourne Property	$438,265.52
Wuesthoff Rockledge Property	$735,538.66